            ------------------------------------------------------
                            MEYERS PRIDE VALUE FUND
            ------------------------------------------------------


                               SEMI-ANNUAL REPORT

                               November 30, 1999

                        [LOGO MEYERS PRIDE VALUE FUND]

                              Chairwoman's Letter
-------------------------------------------------------------------------------

This Chairwoman's Letter covers the six month period from May 31, 1999 to November 30, 1999, and is an integral part of the Meyers Pride Value Fund's (the Fund) fiscal year-end May 31, 2000 Semi-Annual report. This letter should be read in conjunction with the following Report On The Fund, which includes a more detailed discussion of the Fund's portfolio activity and investment performance.

For the six month period incorporating this Semi-Annual Report (May 31, 1999 to November 30, 1999), the Meyers Pride Value Fund (the Fund) had a total return of 9.6%. During the same period, the S&P 500/1/ had a total return (which includes reinvested dividends) of 7.4%. The Fund's performance ranking in both Morningstar/2/ and Lipper/3/ has been outstanding. For the three-year period ending November 30, 1999, the Fund placed in the top 5% of performance in Morningstar's Mid-Cap Value category (fund 8 out of 159), and placed in the top 6% of performance in Lipper's Multi-Cap Value category (fund 16 out of 317). Since inception on June 13, 1996 through November 30, 1999, the Meyers Pride Value Fund has had an average annualized return of 19.7%.

During the past six months, assets in the Fund increased from $4.61 million on May 31, 1999 to $7.05 million on November 30, 1999. During the past twelve months, assets in the Fund increased from $3.52 million on November 30, 1998 to $7.05 million on November 30, 1999. The Fund consistently recorded monthly net inflows of new investments during the past six months, in spite of the general industry trend of weak, or even negative, net inflows to value style mutual funds. Net inflows increased significantly after the Fund's three-year anniversary in June 1999.

The Fund's distribution channel continues to expand. As of May 31, 1999, the Fund was already available through Charles Schwab's OneSource and Market Place programs, E*Trade, DLJDirect, and Waterhouse Securities. Since May 31, 1999, the Fund has been added to the American Express Financial Advisors SPS Advantage Program, and to American Express discount brokerage offerings, and has been added to Morgan Stanley Dean Witter's Online Mutual Fund Center. Please note that the trading symbol for the Fund in all these distribution systems is "MYPVX".

Our website (www.pridefund.com) continues to be an extremely important communications conduit for both existing and prospective clients. Web "hits" have increased from less than 400/day to approximately 635/day over the past six months. Prospectuses and account applications can now be directly downloaded from the website. The website also provides daily updates on the Fund's net asset value (NAV), and monthly updates on performance. For your trading convenience, we have also established direct links from our home page to E*Trade, Schwab, and DLJDirect. Several other websites, including E*Trade, Schwab, Morningstar, Lipper, Yahoo Financial, and MSN Money Central have direct links to our website, and/or additional information on the Fund. We have a policy of responding to all website notes, so please feel free to continue using this venue to communicate with the Fund.

We believe that consistency is an essential quality to strive for as professional investors. From the Fund's inception in June 1996, we have endeavored to consistently stick to the principal investment strategies of the Fund. We have endeavored to do this regardless of the general ups and downs that are an inevitable characteristic of the stock market. We have also endeavored to do this regardless of which industry sector, or investment style, is in or out of favor.

We continue to look at each company on an individual "bottoms-up" basis, employing an actively managed value style investment strategy. We continue to seek long-term capital appreciation, rather than current income

-------------------------------------------------------------------------------

through dividends, or quick hits from "hot stocks". Each investment in the portfolio, besides being inexpensive relative to what we calculate to be its intrinsic value, must also be a fundamentally strong or rapidly strengthening company, managed by visionary, intelligent and ethical management teams.

As part of our fundamental investment strategy, we invest in companies which have progressive Open Workplace policies, which we define as companies that have openly adopted policies which promote the value, respect, and development of all company employees, including gay and lesbian employees. We believe that companies maintaining Open Workplace policies will experience higher workplace morale, lower turnover, improved customer relations and more efficient internal communications which can all contribute to above average profitability. At a time when approximately 80% of the U.S. economy is service based, (meaning that the bulk of a company's assets are in its human capital base), actively valuing and developing all employees is essential to sustained profitability. We believe that companies that have openly adopted policies that value their gay and lesbian employees are at the vanguard of understanding the importance of an Open Workplace culture, besides simply being the right thing to do. These are exactly the types of companies that belong in any investment portfolio.

It is important that all of our current and prospective investors know that we do not approach our database research on employment policies as a passive exercise. In fact, when we find companies that do not have anti-discrimination policies in place, we actively engage company management in constructive discussions to have such policies enacted. Significantly, we have had success in bringing these issues to the table, and have had success in achieving positive results. We will continue with these important efforts.

Thank you for your interest in choosing the Meyers Pride Value Fund for your portfolio.

[/s/ Shelly J. Meyers]
Shelly J. Meyers

--------
This material is authorized for distribution only when preceded or accompanied by a prospectus. The prospectus contains complete information including expenses and ongoing fees and should be read carefully before investing or sending money. BISYS Fund Services, LLP, distribute the Fund.

The views expressed in this letter reflect those of the Chairwoman through the end of the period covered by the report, as stated on the cover. The Chairwoman's views are subject to change based on market and other conditions.

1 The Fund's Performance is compared to the Standard & Poor's 500 Stock Index, which represents the U.S. stock market as a whole. The index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor can not invest directly in an index.

2 Morningstar is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Past performance is no guarantee of future results. Morningstar ratings reflect historical risk adjusted performance as of 11/30/99. The ratings are subject to change every month. Morningstar ratings are calculated from a funds 3-, 5-, and 10 year returns (with fee adjustments) in excess of 90 day Treasury Bill returns and a risk factor that reflects performance below 90 day Treasury Bill returns.

3 Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Past performance is no guarantee of future results.

                              Report on the Fund
-------------------------------------------------------------------------------

For the six month period incorporating this Semi-Annual Report (May 31, 1999 to November 30, 1999), the Meyers Pride Value Fund (the Fund) had a total return of 9.6%. During the same period, the average domestic stock fund (as tracked by Morningstar/1/) posted a return of 9.9%, and the S&P 500/2/ had a total return (which includes reinvested dividends) of 7.4%. For the one year period ending November 30, 1999, the Fund had a total return of 28.1%. During the same period, the average domestic stock fund (as tracked by Morningstar) posted a return of 24.4%, and the S&P 500 had a total annualized return of 20.9%. Since inception on June 13, 1996 through November 30, 1999, the Meyers Pride Value Fund has had an average annualized return of 19.7%/3/.

The Fund is being tracked by Morningstar in Morningstar's Mid-Cap Value category, and by Lipper/4/ in Lipper's Multi-Cap Value category. The Fund's performance ranking in both Morningstar and Lipper has been outstanding. For the one year period ending November 30, 1999, the Fund placed in the top 3% of performance in Morningstar's Mid-Cap Value category (fund 7 out of 261), and placed in the top 4% of performance in Lipper's Multi-Cap Value category (fund 16 out of 482). For the three year period ending November 30, 1999, the Fund placed in the top 5% of performance in Morningstar's Mid-Cap Value category (fund 8 out of 159), and placed in the top 6% of performance in Lipper's Multi- Cap Value category (fund 16 out of 317).

While the companies held in the Fund had an average market capitalization of $29.1 billion dollars as at November 30, 1999, the Fund as a whole had a median market capitalization of approximately $6.9 billion. Whereas the median market capitalization of the Fund's current holdings is consistent with the prior reporting period (May 31, 1999), the average market capitalization of $29.1 billion has increased from $21.2 billion, primarily because of the addition of IBM to the portfolio. We don't anticipate any significant change in either the average or median market capitalization of Fund's holdings in the near future.

As at November 30, 1999, the Meyers Pride Value Fund had a total of forty-five stocks in the portfolio**, consistent with the number of holdings since inception. Fourteen new positions were established during the six month period ending November 30, 1999, and thirteen positions were sold during the same period for an average gain of 115.8%. Also consistent with the Fund's overall activity since inception, Fund turnover was approximately 40.5%, far below the average 88% turnover registered by the average domestic stock fund. This matches our objective of managing the Fund with a long-term prospective, and theoretically provides a lower annual tax bite from short-term capital gains.

The most significant change in the portfolio since our last reporting period on May 31, 1999, was a material reduction in technology holdings, and an increase in the Fund's health care, financial and retail holdings. Most of the technology sales occurred in November, after the stocks had reached our sales price targets. Positions sold during this period include General Instrument (193.8% gain), Digital Lightwave (667.3% gain) and Oracle (128.6% gain). General Instrument and Digital Lightwave were long-term holdings in the Fund, whereas Oracle had been purchased in 1999 during a time when the stock had been beaten down to around $24. Another long-term holding in the Fund, Amgen, was sold for a 223.3% gain after reaching our sales price target.

Significant additions to the Fund during this reporting period were American Home Products*, Federated Department Stores*, IBM*, Unisys*, St. Paul Cos.*, and Toys R Us*. These positions were initiated after each of these companies experienced significant price drops, caused by what we perceived to be market overreactions to relatively short-term issues. We also added significantly to existing positions in Boston Scientific*, Chase Manhattan*, McKesson HBOC*, United Healthcare* and RiteAid*.

-------------------------------------------------------------------------------

As at November 30, 1999, the top five equity holdings** were: Petco Animal Supplies (4.1%), AT&T (4.1%), Whole Food Markets (3.7%), McKesson HBOC (3.4%), and Apple Computer (3.3%). The top ten equity holdings represent approximately 33% of the total portfolio, a weighting consistent with all prior periods reported.

The Fund's portfolio average price/earnings ratio (P/E) as of November 30, 1999 was 20.4x based on estimated 1999 calendar earnings, and 16.2x based on estimated 2000 calendar earnings. In keeping with our value investment strategy, the Fund's portfolio P/E provides a significant discount to the S&P 500 market P/E of 29.0x based on estimated 1999 calendar earnings, and 25.6x based on estimated 2000 calendar earnings. Although there can be no guarantee, the projected compound annual growth rate (CAGR) of the Fund portfolio is higher than that estimated for S&P 500, with the portfolio's CAGR currently projected at 16.1% vs. the 12.5% of the S&P 500.

In regards to the stated social investment criteria of the Meyers Pride Value Fund, Meyers Capital Management, L.L.C., (investment advisor to the Meyers Pride Value Fund), has continued to expand its documented database of companies which follow the anti-discrimination employment policies required by the Fund. Since May 31, 1999, three new companies were added to this database as having verified and specifically stated anti-discrimination policies in regards to sexual orientation. A more detailed discussion on the Fund's social investment criteria can be found in the Chairwoman's Letter included in this Semi-Annual Report.

Of importance to all of our current and prospective investors, our distribution channel continues to expand. The Fund is now available through American Express Financial Advisors, (primarily through the SPS Advantage Program and American Express' discount brokerage operations). The Fund was also recently added to Morgan Stanley Dean Witter's Online Mutual Fund Center. In addition to these new distribution channels, the Fund continues to be offered through Charles Schwab's OneSource and Market Place programs, E*Trade, Waterhouse Securities, and DLJ Direct. The Meyers Pride Value Fund can be located in these distribution systems using ticker "MYPVX".

The Fund's website, (www.pridefund.com), provides daily NAV updates, monthly performance data, direct links to major distribution providers, and other, general information. Importantly, the website also provides electronic downloading of prospectuses and investment applications. A number of third party websites offer information on the Fund, including websites operated by Charles Schwab, E*Trade, Morningstar, Lipper, and MSN Money Central.
-------------------------
 * Following are the percentages of the portfolio represented by each company mentioned in this report: American Home Products (2.27%), Federated Department Stores (2.74%), IBM (1.80%), Unisys (3.14%), St. Paul Cos. (2.55%), Toys R Us (2.55%), Boston Scientific (3.08%), Chase Manhattan (2.48%), McKesson HBOC (3.41%), United Healthcare (2.95%), RiteAid (2.86%).
** Portfolio holdings are accurate as of 11/30/99. Portfolio composition is subject to change.
1 Morningstar is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Past performance is no guarantee of future results. Morningstar ratings reflect historical risk adjusted performance as of 11/30/99. The ratings are subject to change every month. Morningstar ratings are calculated from a funds 3-, 5-, and 10 year returns (with fee adjustments) in excess of 90 day Treasury Bill returns and a risk factor that reflects performance below 90 day Treasury Bill returns.
2 The Fund's Performance is compared to the Standard & Poor's 500 Stock Index, which represents the U.S. stock market as a whole. The index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index.
3 Past performance does not guarantee future results. Investment return and net asset value will fluctuate so that investor shares when redeemed may be worth more or less than the original cost.
4 Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Past performance is no guarantee of future results.

                            MEYERS PRIDE VALUE FUND
                       Schedule of Portfolio Investments
                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Shares or                                            Market
 Principal                                            Value
 ---------                                           --------
           Common Stocks--97.2%
           Banking--5.9%
   3,000   Bank One Corp.                            $105,750
   2,200   Chase Manhattan Corp.                      169,950
   2,250   Fleet Boston Financial Corp.                85,078
   2,800   Golden State Bancorp, Inc. (b)              54,425
                                                     --------
                                                      415,203
                                                     --------
           Commercial Services--5.0%
  10,800   Cendant Corp. (b)                          178,875
  13,000   Sylvan Learning Systems, Inc. (b)          171,438
                                                     --------
                                                      350,313
                                                     --------
           Computer Equipment & Software--14.0%
   2,300   Apple Computer, Inc. (b)                   225,112
  12,000   General Semiconductor, Inc. (b)            165,000
   2,200   Intel Corp.                                168,713
   1,200   International Business Machines Corp.      123,675
   2,600   SAP AG                                      87,263
   7,500   Unisys Corp. (b)                           215,624
                                                     --------
                                                      985,387
                                                     --------
           Electrical & Electronics--1.2%
   3,700   Arrow Electronics, Inc. (b)                 84,638
                                                     --------
           Electronic Components/Instruments--1.9%
   2,000   General Instrument Corp. (b)               131,000
                                                     --------
           Entertainment--1.9%
   4,800   Walt Disney Co.                            133,800
                                                     --------
           Financial Services--2.6%
   3,000   E*Trade Group, Inc. (b)                     90,000
     700   J.P. Morgan & Co., Inc.                     92,050
                                                     --------
                                                      182,050
                                                     --------
           Food--1.8%
  14,700   Horizon Organic Holding Corp. (b)          126,788
                                                     --------

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                 Schedule of Portfolio Investments (continued)
                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Shares or                                                 Market
 Principal                                                 Value
 ---------                                                --------
           Furniture--1.3%
   4,100   Herman Miller, Inc.                            $ 93,788
                                                          --------
           Health & Personal Care--4.1%
  24,000   Cole National Corp.--Class A (b)                129,000
  11,200   Sola International, Inc. (b)                    159,600
                                                          --------
                                                           288,600
                                                          --------
           Insurance--6.9%
   7,000   Allstate Corp.                                  183,312
   5,800   St Paul Companies, Inc.                         175,088
   4,000   Unumprovident Corp.                             130,250
                                                          --------
                                                           488,650
                                                          --------
           Medical-Equipment & Supplies--5.5%
  10,000   Boston Scientific Corp. (b)                     211,250
  25,000   Serologicals Corp. (b)                          178,125
                                                          --------
                                                           389,375
                                                          --------
           Medical-Hospital Management--5.0%
  18,080   Foundation Health Systems, Inc.--Class A (b)    152,550
   3,900   United HealthCare Corp.                         202,556
                                                          --------
                                                           355,106
                                                          --------
           Oil/Gas--1.4%
   1,600   Texaco, Inc.                                     97,500
                                                          --------
           Pharmaceuticals--7.7%
   3,000   American Home Products Corp.                    156,000
  10,000   McKesson HBOC, Inc.                             233,750
   4,200   Watson Pharmaceutical, Inc. (b)                 156,188
                                                          --------
                                                           545,938
                                                          --------
           Photography--2.6%
   3,000   Eastman Kodak Co.                               185,625
                                                          --------
           Recreation--2.5%
  12,000   Callaway Golf Co.                               174,750
                                                          --------

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                 Schedule of Portfolio Investments (continued)
                         November 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

 Shares or                                                    Market
 Principal                                                    Value
 ---------                                                  ----------
           Restaurants--2.4%
    6,500  Starbucks Corp. (b)                              $  172,656
                                                            ----------
           Retail--18.1%
   10,400  Donna Karan International, Inc. (b)                  81,250
    4,000  Federated Department Stores, Inc. (b)               188,250
    2,500  Lillian Vernon Corp.                                 30,000
   20,100  Petco Animal Supplies, Inc. (b)                     281,399
   26,000  Rite Aid Corp.                                      196,625
   10,000  Toys "R" Us, Inc. (b)                               175,000
   10,000  Venator Group, Inc. (b)                              68,750
    6,500  Whole Foods Market, Inc. (b)                        255,531
                                                            ----------
                                                             1,276,805
                                                            ----------
           Telecommunications--5.4%
    5,000  AT&T Corp.                                          279,375
    2,000  SBC Communications, Inc.                            103,875
                                                            ----------
                                                               383,250
                                                            ----------
           TOTAL COMMON STOCKS (Cost $6,732,128)             6,861,222
                                                            ----------
           MONEY MARKET ACCOUNTS--0.5%
  $33,609  Bank of New York Cash Reserve                        33,609
                                                            ----------
           TOTAL MONEY MARKET ACCOUNTS (Cost $33,609)           33,609
                                                            ----------
           TOTAL INVESTMENTS (Cost $6,765,737) (a)--97.7%    6,894,831
                                                            ----------
           Other assets in excess of liabilities--2.3%         158,799
                                                            ----------
           TOTAL NET ASSETS--100.0%                         $7,053,630
                                                            ==========

--------
(a) Represents aggregate cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation      $ 859,369
         Unrealized depreciation       (730,275)
                                      ---------
         Net unrealized appreciation  $ 129,094
                                      =========

(b) Non-income producing security.

   The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                      Statement of Assets and Liabilities
                         November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments, at value (cost $6,765,737)        $6,894,831
  Receivable from Investment Manager                127,176
  Dividends and interest receivable                   8,012
  Deferred organizational costs                      49,566
  Capital shares receivable                           3,282
  Prepaid expenses                                    5,249
                                                 ----------
    Total Assets                                             $7,088,116
Liabilities:
  Payable for distribution fees                       1,445
  Other accrued liabilities                          33,041
                                                 ----------
    Total Liabilities                                            34,486
                                                             ----------
Net Assets, applicable to 504,820 shares of
beneficial interest                                          $7,053,630
                                                             ==========
Net Assets consist of:
  Capital                                         6,354,891
  Accumulated undistributed net investment loss     (24,618)
  Accumulated undistributed net realized gain on
  investments                                       594,263
  Net unrealized appreciation on investments        129,094
                                                 ----------
Net Assets                                                   $7,053,630
                                                             ==========
Net Asset Value per share                                    $    13.97
                                                             ==========


    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                            Statement of Operations
             For the Six Months Ended November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividend income                                      $   27,000
  Interest income                                           3,104
                                                       ----------
                                                                   $  30,104
Expenses:
  Investment management fees                           $   28,089
  Administration fees                                      37,500
  Distribution fees                                         7,022
  Audit fees                                               10,000
  Custodian fees                                            7,500
  Fund accounting fees                                     15,977
  Legal fees                                               57,820
  Organization expenses                                    16,552
  Registration fees                                         6,552
  Transfer agent fees                                      21,067
  Trustees' fees                                            5,116
  Miscellaneous expenses                                   14,514
                                                       ----------
    Total expenses before waivers/reimbursements                     227,709
    Less expenses waived                                             (28,089)
    Less expenses reimbursed                                        (144,844)
                                                                   ---------
    Net Expenses                                                      54,776
                                                                   ---------
Net Investment Loss                                                  (24,672)
                                                                   ---------
Realized and Unrealized Gain/(Loss) on Investments
  Net realized gain on investments                      1,005,466
  Net change in unrealized depreciation on investments   (367,459)
                                                       ----------
  Net realized and unrealized gain on investments                    638,007
                                                                   ---------
Net Increase in Net Assets Resulting From Operations               $ 613,335
                                                                   =========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                      Statements of Changes in Net Assets

                                            Six Months Ended
                                            November 30, 1999  Year Ended
                                               (Unaudited)    May 31, 1999
--------------------------------------------------------------------------

Operations:
  Net investment loss                          $  (24,672)     $  (27,875)
  Net realized gain on investments              1,005,466         476,498
  Net change in unrealized depreciation on
  investments                                    (367,459)        176,367
                                               ----------      ----------
  Net increase in net assets resulting from
  operations                                      613,335         624,990
                                               ----------      ----------
Distributions to Shareholders:
  Distributions from net realized gain on
  investments                                    (677,398)       (227,065)
Shares of Beneficial Interest:
  Net increase in net assets from shares of
   beneficial interest transactions             2,507,032       1,089,659
                                               ----------      ----------
  Net increase in net assets                    2,442,969       1,487,584
                                               ----------      ----------
Net Assets:
  Beginning of period                           4,610,661       3,123,077
                                               ----------      ----------
  End of period                                $7,053,630      $4,610,661
                                               ==========      ==========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                         Notes to Financial Statements
                         November 30, 1999 (Unaudited)
-------------------------------------------------------------------------------
1. Organization. The Meyers Pride Value Fund (the "Fund") is a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940" Act), as an open-ended, no-load, diversified management investment company. The Fund's overall investment objective is to attain long-term capital appreciation by investing in a diversified portfolio of equity securities of undervalued but nevertheless fundamentally sound companies. The Fund invests exclusively in companies having progressive Open Workplace policies. The minimum criteria for identifying companies with Open Workplace policies is that they have in place explicit policies against discrimination in hiring and promotion based upon sexual orientation.

Significant fee waivers and reimbursements were required to achieve an expense ratio of 1.95% during the current period. To the extent that the Fund does not increase net assets, the Fund is reliant upon the ability of the Investment Manager to continue to provide fee waivers and reimbursements. The Investment Manager is dependent upon achieving its goals, including increasing the Fund's net assets, in order to provide such support to the Fund. Inability by the Investment Manager to continue to provide fee waivers and reimbursements would result in an increase in net expenses and a corresponding decrease in net asset value per share.

2. Significant Accounting Policies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

a. Security Valuation. Equity securities held by the Fund are valued at the last sale price on the exchange on which they are primarily traded, or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Short-term obligations, with remaining maturities of less than sixty days, are valued at amortized cost, which approximates market value. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations, are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

b. Security Transactions and Investment Income. Securities transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

c. Dividends and Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains are normally declared and paid annually by the Fund. The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts

                            MEYERS PRIDE VALUE FUND
                   Notes to Financial Statements (continued)
                         November 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

d. Federal Income Taxes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

e. Organization Expenses. Costs incurred in connection with the organization and initial registration of the Fund have been deferred and are being amortized over a sixty-month period, beginning with the Fund's commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of any unamortized organizational expenses in the proportion that the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. Investment Management, Administration, Fund Accounting, Transfer Agency and Distribution Agreements. The Investment Manager of the Fund, Meyers Capital Management, LLC, serves as the Fund's Investment Manager pursuant to an Investment Management Agreement ("Agreement"). Under the terms of the Agreement, the Investment Manager is entitled to receive a monthly fee of 1.00% of the average daily net assets of the Fund. The Investment Manager has agreed to waive all of its fee and to reimburse the Fund for expenses necessary to assist the Fund in maintaining a competitive expense ratio of 1.95% annualized of average daily net assets. For the six months ended November 30, 1999, the Investment Manager earned fees of $28,089 and waived fees of $28,089. In addition, the Investment Manager reimbursed the Fund $144,844.

The Fund has entered into an Administration Agreement ("Agreement") with BISYS Fund Services LP ("BISYS LP"), with whom certain officers and trustees of the Fund are affiliated, to provide administrative services. Affiliated officers and trustees are not paid any fees directly by the Fund for serving as officers and trustees of the Fund. Pursuant to the Agreement, BISYS LP provides certain administrative and managerial support services to the Fund. The current Agreement states that BISYS LP shall receive a minimum administration fee of $75,000 per year. For the six months ended November 30, 1999, BISYS LP earned administrative fees of $37,500.

The Fund has entered into a Fund Accounting Agreement ("Agreement") with BISYS Fund Services, Inc. ("BISYS"), an affiliate of BISYS LP, to provide the Fund with fund accounting services. Pursuant to the Agreement, BISYS maintains the Fund's books and records and calculates the Fund's net asset value on a daily basis. The current Agreement states that BISYS shall receive a minimum fee of $30,000 per year, plus reimbursement of out-of-pocket expenses. For the six months ended November 30, 1999, BISYS earned fund accounting fees of $15,977.

The Fund has entered into a Transfer Agency Agreement ("Agreement") with BISYS to provide the Fund and its shareholders dividend disbursing, registrar and transfer agency services. The current Agreement states that BISYS receives a transfer agency fee of $21 per year for each shareholder of the Fund, subject to a $15,000

                            MEYERS PRIDE VALUE FUND
                   Notes to Financial Statements (continued)
                         November 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

minimum per year, plus reimbursement of out-of-pocket expenses. For the six months ended November 30, 1999, BISYS earned and was reimbursed transfer agency fees for related out-of-pocket expenses in the amount of $21,067.

The Trustees of the Fund have adopted a Distribution Plan ("Plan") with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act. The plan was readopted on April 30, 1999, and pursuant to the Plan, BISYS LP, as the Fund's Distributor is responsible for facilitating the distribution of Fund shares. The Fund accrues daily and pays monthly up to 0.25% of the Fund's average daily net assets for services rendered in connection with the distribution of shares of the Fund.

4. Shares of Beneficial Interest. The Fund's Articles of Incorporation permit the Fund to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001). Transactions in shares and dollars were as follows:

                                 Six Months Ended
                                November 30, 1999        Year Ended
                                   (Unaudited)          May 31, 1999
                                -------------------  -------------------
                                Shares     Amount    Shares     Amount
                                -------  ----------  -------  ----------
        Shares sold             178,878  $2,553,453  125,864  $1,559,802
        Shares reinvested        46,660     660,304   25,476     308,590
        Shares redeemed         (49,459)   (706,725) (63,235)   (778,733)
                                -------  ----------  -------  ----------
        Net increase in shares  176,079  $2,507,032   88,105  $1,089,659
                                =======  ==========  =======  ==========

5. Security Transactions. Purchases and sales of securities for the six months ended November 30, 1999, other than short-term securities, amounted to $4,057,084, and $2,108,681, respectively.

                            MEYERS PRIDE VALUE FUND
                              Financial Highlights

                          Six Months Ended
(For a share outstanding  November 30, 1999  Year Ended   Year Ended  Period Ended
throughout each period)      (Unaudited)    May 31, 1999 May 31, 1998 May 31, 1997*
------------------------------------------------------------------------------------
Net Asset Value,
beginning of period            $14.03          $12.98       $12.23       $10.00
                               ------          ------       ------       ------
Income from Investment
Operations:
  Net investment loss           (0.05)          (0.08)       (0.06)       (0.03)
  Net realized and
   unrealized gain on
   investments                   1.41            1.95         2.36         2.26
                               ------          ------       ------       ------
  Total from investment
  operations                     1.36            1.87         2.30         2.23
Distributions to
Shareholders from:
  Net realized gain on
  investments                   (1.42)          (0.82)       (1.55)          --
                               ------          ------       ------       ------
Net Asset Value, end of
period                         $13.97          $14.03       $12.98       $12.23
                               ======          ======       ======       ======
Total Return                     9.57%(b)       15.43%       20.56%      22.30%(b)
Ratios to Average Net Assets/Supplemental
Data:
  Net assets, end of
  period (in thousands)        $7,054          $4,611       $3,123       $1,563
  Net investment loss
   before waivers/
   reimbursements               (7.03%)(a)      (9.16%)     (10.96%)     (40.00%)(a)
  Net investment loss net
   of waivers/
   reimbursements               (0.88%)(a)      (0.79%)      (0.61%)      (0.48%)(a)
  Expenses before
   waivers/reimbursements        8.11%(a)       10.32%       12.30%       41.61%(a)
  Expenses net of
   waivers/reimbursements        1.95%(a)        1.95%        1.95%       (2.09%)(a)
  Portfolio turnover rate       40.47%          73.70%       39.00%       42.46%

--------
*  From June 13, 1996 (commencement of operations) through May 31, 1997.

(a)  Annualized.

(b)  Not Annualized.

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
Investment Manager
Meyers Capital Management, LLC
8901 Wilshire Boulevard
Beverly Hills, CA 90211

Distributor and Administrator
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

Fund Accounting Agent
and Transfer Agent
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

Custodian
BNY Western Trust Company
700 South Flower Street, Suite 250
Los Angeles, CA 90017

Legal Counsel
Mayer, Brown & Platt
1675 Broadway, Suite 1900
New York, NY 10019

Independent Auditors
KPMG LLP
Two Nationwide Plaza
Columbus, OH 43215

01/00